October 25, 2017 Kraton Corporation Third Quarter 2017 Earnings Presentation

Kraton Third Quarter 2017 Earnings Call 2 Disclaimers Forward Looking Statements Some of the statements and information in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation includes forward-looking statements that reflect our plans, beliefs, expectations, and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often identified by words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans”, “on track” “on trend”, or “anticipates,” or by discussions of strategy, plans or intentions, including all matters described on the slide titled “2017 Modeling Assumptions” and our expectations for targeted debt reduction, cost reductions, G&A synergies and operation cost improvements. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: the integration of Arizona Chemical (now, AZ Chem Holdings LP); Kraton's ability to repay its indebtedness; Kraton's reliance on third parties for the provision of significant operating and other services; conditions in the global economy and capital markets; fluctuations in raw material costs; limitations in the availability of raw materials; competition in Kraton's end-use markets; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events.

Kraton Third Quarter 2017 Earnings Call 3 GAAP Disclaimer This presentation includes the use of non-GAAP financial measures, as defined below. Tables included in this presentation reconcile each of these non- GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and estimated current replacement cost (“ECRC”), see our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. We consider these non-GAAP financial measures to be important supplemental measures in the evaluation of our absolute and relative performance. However, we caution that these non-GAAP financial measures have limitations as analytical tools and may vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin: For our consolidated results, EBITDA represents net income (loss) before interest, taxes, depreciation and amortization. For each reporting segment, EBITDA represents operating income before depreciation and amortization, disposition and exit of business activities and earnings of unconsolidated joint ventures. Among other limitations, EBITDA does not: reflect the significant interest expense on our debt or reflect the significant depreciation and amortization expense associated with our long-lived assets; and EBITDA included herein should not be used for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements since it calculation differs in such agreements. Other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. We prepare Adjusted EBITDA by eliminating from EBITDA the impact of a number of items we do not consider indicative of our on-going performance but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, due to volatility in raw material prices, Adjusted EBITDA may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with U.S. GAAP. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue (for each reporting segment or on a consolidated bases, as applicable). Adjusted Gross Profit and Adjusted Gross Profit Per Ton: We define Adjusted Gross Profit Per Ton as Adjusted Gross Profit divided by total sales volume (for each reporting segment or on a consolidated basis, as applicable). We define Adjusted Gross Profit as gross profit excluding certain charges and expenses. Adjusted Gross Profit is limited because it often varies substantially from gross profit calculated in accordance with U.S. GAAP due to volatility in raw material prices. Adjusted Diluted Earnings Per Share: Adjusted Diluted Earnings Per Share is Diluted Earnings (Loss) Per Share excluding the impact of a number of non- recurring items we do not consider indicative of our on-going performance. Net Debt: Net debt for Kraton is total debt (excluding debt of KFPC due to its own capital structure) less cash and cash equivalents. Consolidated net debt is Kraton net debt plus debt of KFPC less KFPC’s cash and cash equivalents. Management believes that net debt is useful to investors in determining our leverage since we could choose to use cash and cash equivalents to satisfy our debt obligations. Disclaimers

Third Quarter 2017 Highlights

Consolidated highlights	▪ Consolidated net loss of $4.0 million and Adjusted EBITDA[1] of $121.7 million compared to net income of $15.6 million and Adjusted EBITDA[1] of $91.1 million in Q3'16 ▪ Q3'17 Adjusted EBITDA margin[2] of 23.8%
Polymer segment	▪ Adjusted EBITDA[1] of $77.4 million, up $27.8 million or 56.0% vs. Q3'16 ▪ Q3'17 Adjusted EBITDA margin[2] of 24.6%, up 650 basis points ▪ Strong unit margins following the second quarter raw material price declines ▪ Sales volume up 6.9%

Chemical segment	▪ Adjusted EBITDA[1] of $44.3 million, up $2.8 million or 6.8% vs. Q3'16
	  ▪ Q3'17 Adjusted EBITDA margin[2] of 22.5%
	▪ Second quarter of sequential improvement
	  ▪ Continued price and margin improvement for TOFA products
	▪ Sales volume up 3.3%

Cost outs and synergy capture	▪ Delivered $65 million of transaction synergies and operational improvements as of September 30, 2017 ▪ Expect to achieve approximately $50 million of Polymer segment cost reductions by FYE'17 ▪ Estimated cost to achieve transaction synergies and cost reductions reduced from $145 million to $108 million
Debt Reduction	▪ Reduced Kraton net debt by $87.3 million Q3'17 ▪ Expect full year 2017 reduction in Kraton net debt of $125-$150 million, despite incurring $15.5 million in refinancing costs

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) Defined as Adjusted EBITDA as a percentage of revenue.

Kraton Third Quarter 2017 Earnings Call 4

Kraton Third Quarter 2017 Earnings Call 5 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Consolidated Financial Results - Q3 2017 Three Months Ended September 30, 2017 2016 Change ($ In millions, except per share amounts) Revenue $ 510.9 $ 454.1 $ 56.8 Net income (loss) attributable to Kraton $ (4.0) $ 15.6 $ (19.6) Diluted earnings (loss) per share $ (0.13) $ 0.49 $ (0.62) Adjusted EBITDA(1) $ 121.7 $ 91.1 $30.6 Adjusted EBITDA margin(2) 23.8% 20.1% 370 bp Adjusted diluted earnings per share(1) $ 1.51 $ 0.63 $ 0.88 Polymer Chemical Adjusted EBITDA QTD'17 QTD'16 $77.4 $49.6 $44.3 $121.7 $41.5 $91.1 Polymer Chemical Operating Income QTD'17 QTD'16 $17.8 $28.7 $23.7 $41.5 $22.1 $50.8

Polymer Segment Financial Results

($ In millions, except volume)



Revenue and Sales Volume (kT)
91.9
85.9
$314.2
$273.0
Q3'17
Q3'16



Operating Income and Adjusted EBITDA(1)
$77.4
$17.8
$28.7
$49.6
Q3'17
Q3'16
Operating Income
Adjusted EBITDA

Adjusted EBITDA Margin[2]	24.6%	18.2%

- Sales volume up 6.9% vs. Q3'16
  - Performance Products sales volume up 11.1%, with paving volume up 35.7% vs. Q3'16
  - Excluding effect of sale of compounding business, Specialty Polymers sales volume unchanged vs. Q3'16
  - Cariflex volume essentially flat with Q3'16
- Revenue increase vs. Q3'16 reflects higher sales volume and higher average selling prices
- Adjusted EBITDA[1] up $27.8 million or 56.0% vs. Q3'16
- Adjusted Gross Profit[1] was $1,148 per ton in Q3'17, compared to $848 per ton in Q3'16

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) Defined as Adjusted EBITDA as a percentage of revenue.

Kraton Third Quarter 2017 Earnings Call 6

Kraton Third Quarter 2017 Earnings Call 7 Operating Income Adjusted EBITDA Operating Income and Adjusted EBITDA Q3'17 Q3'16 $23.7 $22.1 $44.3 $41.5 Chemical Segment Financial Results (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Adjusted EBITDA Margin(2) 22.5% 22.9% Revenue and Sales Volume (kT) Q3'17 Q3'16 107.8 104.3 $196.8 $181.2 (1) ($ In millions, except volume) ▪ Sales volume up 3.3% vs. Q3'16 ▪ Adhesives sales volume up 5.1% vs. Q3'16 ▪ Performance Chemicals sales volume up 2.7% vs. Q3'16 ▪ Tires volume up 12.3% and Roads & Construction volume down 1.1% vs. Q3'16 ▪ Adjusted EBITDA(1) up $2.8 million or 6.8% vs. Q3'16 ▪ Pricing and margins for TOFA products continued to improve in Q3'17

Kraton Third Quarter 2017 Earnings Call 8 Cost Reductions On Track - Cost to Achieve Lower Than Expected ▪ Achieved $65 million of transaction synergies and operational improvements as of September 30, 2017 vs. original completion target of FYE'18 ▪ These initiatives are expected to provide full-year benefit of approximately $28 million compared to 2016 ▪ Polymer segment cost reduction initiatives are expected to be approximately $50 million on a life-to-date basis by year-end 2017 ▪ These initiatives are expected to provide incremental benefit of approximately $17 million in 2017 ▪ Expect to realize the full $70 million(1) by FYE'18 ▪ Total cost to achieve both tranches is estimated at $108 million vs. original estimate of $145 million (1) Constant currency basis.

Kraton Third Quarter 2017 Earnings Call 9 Polymer Chemical Operating Income YTD'17 YTD'16 $95.6 $59.9 $66.9 $162.5 $40.9 $100.8 Polymer Chemical Adjusted EBITDA YTD'17 YTD'16 $172.2 $141.0 $116.5 $288.7 $135.9 $276.9 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. (3) Includes the Chemical segment results from 1/6/2016. Consolidated Financial Results - YTD 2017 Nine Months Ended September 30, 2017 2016(3) Change ($ In millions, except per share amounts) Revenue $ 1,494.4 $ 1,328.7 $ 165.7 Net income attributable to Kraton $ 27.9 $ 111.0 $ (83.1) Diluted earnings per share $ 0.88 $ 3.56 $ (2.68) Adjusted EBITDA(1) $ 288.7 276.9 $ 11.8 Adjusted EBITDA margin(2) 19.3% 20.8% (152 bp) Adjusted diluted earnings per share(1) $ 1.88 $ 2.07 $ (0.19) (1) ($ In millions)

Kraton Third Quarter 2017 Earnings Call 10 Net Debt September 30, 2017 December 31, 2016 (In millions) USD Tranche $ 500.0 $ 1,278.0 Euro Tranche 281.0 — 10.5% Senior Notes 440.0 440.0 7.0% Senior Notes 400.0 — ABL — — Capital lease 2.3 3.0 Kraton debt 1,623.3 1,721.0 Kraton cash 79.3 107.6 Kraton net debt 1,544.0 1,613.4 KFPC(1) loan 146.5 115.9 KFPC(1) cash 9.8 14.2 KFPC(1) net debt 136.6 101.7 Consolidated net debt $ 1,680.7 $ 1,715.1 (1) This amount includes all of the indebtedness of our Kraton Formosa Polymers Corporation (KFPC) joint venture, located in Mailiao, Taiwan, which we own a 50% stake in and consolidate within our financial statements. Note: May not foot due to rounding. ▪ Kraton net debt reduced by $69.4 million since December 31, 2016 ▪ From closing of the Arizona Chemical acquisition through 9/30/2017, Kraton net debt reduced by $187.3 million, despite incurring $15.5 million of refinancing costs in 2017

Appendix

Kraton Third Quarter 2017 Earnings Call 12 2017 Modeling Assumptions(1) ($ In millions) Non-cash compensation expense $10 Depreciation & amortization $137 Interest expense Cash interest of approximately $108 million $132 Effective tax rate Non-GAAP basis 20%-25% 10% Capex (excluding joint venture) $94 Estimated fourth quarter 2017 spread between FIFO and ECRC ± $5 Reduction in net debt(2) $125 - $150 (1) Management's estimates. These estimates are forward-looking statements and speak only as of October 25, 2017. Management assumes no obligation to update or confirm these estimates in light of new information or future events. (2) We have not reconciled net debt guidance to debt due to high variability and difficulty in making accurate forecasts and projections that are impacted by future decisions and actions. The actual amount of such reconciling items will have a significant impact if they were included in our net debt. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort. Note: Non-cash compensation expense is excluded in determining Adjusted EBITDA and included in determining Adjusted EPS.

Kraton Third Quarter 2017 Earnings Call 13 Polymer – Revenue by Geography and Product Group TTM September 30, 2017 CARIFLEX PERFORMANCE PRODUCTSSPECIALTY POLYMERS Revenue by Geog raph y Revenue by Product Grou p Asia Pacific 93% Americas 1% EMEA 6% Asia Pacific 31% EMEA 24% Americas 45% Asia Pacific 8% EMEA 45% Americas 47% Medical 94% Industrial 6% Other 30% Lubricant Additives 15%Polymod 13% Medical 11% Industrial 9% Personal Care 6% Cable Gels 6% Adhsv & Coatings 5% Consumer 5% Paving 37% Personal Care 18% Roofing 18% Pkg & Indust Adhsv 11% Other 10% Industrial 6%

Kraton Third Quarter 2017 Earnings Call 14 Chemical – Revenue by Geography TTM September 30, 2017 ADHESIVES TIRES ROADS & CONSTRUCTION PERFORMANCE CHEMICALS Americas 57% EMEA 32% Asia Pacific 11% Americas 28% EMEA 46% Asia Pacific 26% Americas 50% EMEA 48% Asia Pacific 2% Americas 42% EMEA 43% Asia Pacific 15%

Kraton Third Quarter 2017 Earnings Call 15 Polymer Reconciliation of Gross Profit to Adjusted Gross Profit Three Months Ended September 30, 2017 Three Months Ended September 30, 2016 Nine Months Ended September 30, 2017 Nine Months Ended September 30, 2016 (In thousands) Gross profit $ 66,733 $ 77,008 $ 241,092 $ 209,774 Add (deduct): Restructuring and other charges (a) 1,028 743 6,528 785 Weather related costs (b) 760 — 760 — KFPC startup costs (c) 2,342 — 7,662 — Non-cash compensation expense 133 128 442 436 Spread between FIFO and ECRC 34,451 (5,001) (3,431) 5,807 Adjusted gross profit (non-GAAP) $ 105,447 $ 72,878 $ 253,053 $ 216,802 Sales volume (kilotons) 91.9 85.9 258.1 250.9 Adjusted gross profit per ton $ 1,148 $ 848 $ 980 $ 864 a) Severance expenses and other restructuring related charges. b) Costs related to Hurricane Harvey and Hurricane Irma. c) Startup costs related to the joint venture company, KFPC.

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Three Months Ended September 30, 2017			Three Months Ended September 30, 2016		
	Polymer	Chemical	Total	Polymer	Chemical	Total
	(In thousands)					
Net income (loss) attributable to Kraton			$ (4,033)			$ 15,560
Net loss attributable to noncontrolling interest			(818)			(717)
Consolidated net income (loss)			(4,851)			14,843
Add (deduct):						
Income tax expense (benefit)			(2,165)			2,198
Interest expense, net			33,017			33,870
Earnings of unconsolidated joint venture			(125)			(94)
Loss on extinguishment of debt			15,632			–
Operating income	$ 17,802	$ 23,706	41,508	$ 28,728	$ 22,089	50,817
Add (deduct):						
Depreciation and amortization	17,342	16,965	34,307	14,977	17,000	31,977
Loss on extinguishment of debt	(15,632)	–	(15,632)	–	–	–
Earnings of unconsolidated joint venture	125	–	125	94	–	94
EBITDA	19,637	40,671	60,308	43,799	39,089	82,888
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (a)	2,240	61	2,301	7,216	530	7,746
Loss on extinguishment of debt	15,632	–	15,632	–	–	–
Weather related costs (b)	760	1,320	2,080	–	–	–
KFPC startup costs (c)	2,424	–	2,424	1,421	–	1,421
Non-cash compensation expense	2,219	–	2,219	2,141	–	2,141
Spread between FIFO and ECRC	34,451	2,272	36,723	(5,001)	1,879	(3,122)
Adjusted EBITDA	$ 77,363	$ 44,324	$ 121,687	$ 49,576	$ 41,498	$ 91,074

a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges.
b) Costs related to Hurrican Harvey and Hurrican Irma.
c) Startup costs related to the joint venture company, KFPC.

Kraton Third Quarter 2017 Earnings Call 16

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016		
	Polymer	Chemical	Total	Polymer	Chemical	Total
			(In thousands)			
Net income attributable to Kraton			$ 27,941			$ 111,048
Net loss attributable to noncontrolling interest			(5,178)			(1,792)
Consolidated net income			22,763			109,256
Add (deduct):						
Income tax benefit (expense)			2,907			(83,024)
Interest expense, net			101,766			101,450
Earnings of unconsolidated joint venture			(370)			(274)
Loss on extinguishment of debt			35,370			13,423
Disposition and exit of business activities			—			(40,001)
Operating income	$ 95,572	$ 66,864	162,436	$ 59,936	$ 40,894	100,830
Add (deduct):						
Depreciation and amortization	50,439	51,601	102,040	45,199	48,714	93,913
Disposition and exit of business activities	—	—	—	40,001	—	40,001
Loss on extinguishment of debt	(35,370)	—	(35,370)	(13,423)	—	(13,423)
Earnings of unconsolidated joint venture	370	—	370	274	—	274
EBITDA	111,011	118,465	229,476	131,987	89,608	221,595
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (a)	11,493	(509)	10,984	19,255	7,773	27,028
Disposition and exit of business activities	—	—	—	(40,001)	—	(40,001)
Loss on extinguishment of debt	35,370	—	35,370	13,423	—	13,423
Effect of purchase price accounting on inventory valuation (b)	—	—	—	—	24,719	24,719
Weather related costs (c)	760	1,320	2,080	—	—	—
KFPC startup costs (d)	9,664	—	9,664	3,280	—	3,280
Non-cash compensation expense	7,366	—	7,366	7,272	—	7,272
Spread between FIFO and ECRC	(3,431)	(2,771)	(6,202)	5,807	13,788	19,595
Adjusted EBITDA	$ 172,233	$ 116,505	$ 288,738	$ 141,023	$ 135,888	$ 276,911

a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges.
b) Higher costs of goods sold for our Chemical segment related to the fair value adjustment in purchase accounting for their inventory.
c) Costs realted to Hurricane Harvey and Hurricane Irma.
d) Startup costs related to the joint venture company, KFPC.

Kraton Third Quarter 2017 Earnings Call 17

Kraton Third Quarter 2017 Earnings Call 18 Reconciliation of Diluted EPS to Adjusted Diluted EPS a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges. b) Costs related to Hurricane Harvey and Hurricane Irma. c) We had higher costs of goods sold for our Chemical segment related to the fair value adjustment in purchase accounting for their inventory. d) Startup costs related to the joint venture company, KFPC. e) Reduction of income tax valuation allowance related to the assessment of our ability to utilize net operating losses in future periods. Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Diluted earnings (loss) per share $ (0.13) $ 0.49 $ 0.88 $ 3.56 Transaction, acquisition related costs, restructuring, and other costs (a) 0.05 0.20 0.25 0.72 Disposition and exit of business activities — — — (0.82) Loss on extinguishment of debt 0.32 — 0.72 0.28 Weather related costs (b) 0.04 — 0.04 — Effect of purchase price accounting on inventory valuation (c) — — — 0.63 KFPC startup costs (d) 0.04 0.02 0.16 0.04 Valuation allowance (e) — — — (2.77) Spread between FIFO and ECRC 1.19 (0.08) (0.17) 0.43 Adjusted diluted earnings per share (non-GAAP) $ 1.51 $ 0.63 $ 1.88 $ 2.07